UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Neuberger Berman High Yield Strategies Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

June 11, 2010

Dear Stockholder:

In May, we mailed you a proxy statement requesting your vote on proposals that affect your investments in Neuberger Berman High Yield Strategies Fund (NYSE: NHS) and/or Neuberger Berman Income Opportunity Fund Inc. (NYSE Amex: NOX).  Our records indicate that we have not yet received your vote.

The joint annual stockholder meeting which was scheduled for June 11, 2010 has been adjourned with respect to the proposal to reorganize the Funds into a newly formed fund.  While most of the shares that have been voted have voted FOR the proposal the Funds have not yet received a sufficient number of affirmative votes to approve the proposal.

The adjourned meeting will be held on July 1, 2010, at 2:30p.m. Eastern Time.

The Boards of NHS and NOX, including all of the Independent Directors of each Fund, unanimously recommend that you vote FOR the Proposed Reorganization.

The proposed Reorganization could provide stockholders with certain benefits, including:

-   the potential for lower operating costs;
-   enhanced market liquidity for shares of the new fund; and
-   increased portfolio management efficiencies and greater diversification of portfolio holdings.

Please take a moment to vote today. Remember that further solicitations increase the costs borne by all stockholders.

You can vote by returning the enclosed proxy card in the envelope provided, by calling the toll-free number on the card, or by visiting the website listed on the card.

If you have any questions or need more information, please call our proxy information line at 1-866-615-7264 or contact your financial representative.

Thank you.

Sincerely,

Robert Conti
President

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement and Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     ☒
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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND COMMON SHARES
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY COMMON SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
					FOR	AGAINST	ABSTAIN

1.
To approve an Agreement and Plan of Reorganization pursuant to which (a) Neuberger Berman High Yield Strategies Fund (“NHS”) would convert to a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS”) (“Conversion”) and NHS would dissolve under applicable state law, and (b) Neuberger Berman Income Opportunity Fund Inc. (“NOX”) would transfer its assets to New NHS in exchange for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law.
					☐	☐	☐
2.	To elect four Class II Trustees to serve until the annual meeting of shareholders in 2013, or until their successors are elected and qualified.				For All	Withhold All	For All Except

	(01) C. Anne Harvey (02) George W. Morriss		(03) Jack L. Rivkin (04) Tom D. Seip		☐	☐	☐

	* Instruction:	To withhold authority to vote for any nominee(s), mark the box “For All Except” and write on the line below the number(s) of the nominee(s) for whom you do not want to vote.

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, any owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

	Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the Annual Meeting, please call 1-877-461-1899.

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NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
COMMON SHARES

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 11, 2010

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr.  and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s common shares in Neuberger Berman High Yield Strategies Fund (the “Fund”) at the Annual Meeting of Shareholders to be held on June 11, 2010, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and Prospectus is acknowledged by your execution of this proxy.  This proxy is being solicited on behalf of the Fund’s Board of Trustees.

The common shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how many shares you own. Please sign and date the proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement and Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     ☒
<xxxxx>7

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND PREFERRED SHARES
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY PREFERRED SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
					FOR	AGAINST	ABSTAIN

1.
To approve an Agreement and Plan of Reorganization pursuant to which (a) Neuberger Berman High Yield Strategies Fund (“NHS”) would convert to a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS”) (“Conversion”) and NHS would dissolve under applicable state law, and (b) Neuberger Berman Income Opportunity Fund Inc. (“NOX”) would transfer its assets to New NHS in exchange for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law.

					☐	☐	☐
2.	To elect five Class II Trustees to serve until the annual meeting of shareholders in 2013, or until their successors are elected and qualified.				For All	Withhold All	For All Except
	(01) John Cannon (02) C. Anne Harvey	(03) George W. Morriss (04) Jack L. Rivkin		(05) Tom D. Seip	☐	☐	☐

	* Instruction:			To withhold authority to vote for any nominee(s), mark the box “For All Except” and write on the line below the number(s) of the nominee(s) for whom you do not want to vote.

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, any owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

	Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the Annual Meeting, please call 1-877-461-1899.

<xxxxx>8

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
PREFERRED SHARES

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 11, 2010

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr.  and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s preferred shares in Neuberger Berman High Yield Strategies Fund (the “Fund”) at the Annual Meeting of Shareholders to be held on June 11, 2010, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and Prospectus is acknowledged by your execution of this proxy.  This proxy is being solicited on behalf of the Fund’s Board of Trustees.

The preferred shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how many shares you own. Please sign and date the proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.